                                                                     EXHIBIT 4.7
                            SUPPLEMENTAL INDENTURE

          THIS SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated as of April 3, 2001, is by and among Litton Industries, Inc., a Delaware corporation ("Litton"), The Bank of New York, as trustee ("Trustee"), Northrop Grumman Corporation, a Delaware corporation, formerly NNG, Inc. ("NGC"), and Northrop Grumman Systems Corporation, a Delaware corporation, formerly Northrop Grumman Corporation ("NGSC"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Senior Indenture (as defined below).

          WHEREAS, Litton and the Trustee are parties to that certain Senior Indenture dated as of December 15, 1991 between Litton and the Trustee (as supplemented and/or amended to date, the "Senior Indenture"), providing for the issuance from time to time of Litton's unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series as might be determined by Litton under the Senior Indenture;

          WHEREAS, Litton has issued its 7.75% Debentures due 2026 and its 6.98% Debentures due 2036 pursuant to the terms of the Senior Indenture (the "Securities");

          WHEREAS, NGSC is a wholly-owned subsidiary of NGC and Litton is a majority-owned subsidiary of NGC;

          WHEREAS, in consideration of a reciprocal guarantee to be given by Litton with respect to the outstanding indenture debt of NGSC, NGC and NGSC desire to guarantee the Securities pursuant to the terms of the forms of Guarantee attached hereto as Exhibits A and B (the "Guarantees");
                             ----------------

          NOW, THEREFORE, in consideration of a reciprocal guarantee to be given by Litton with respect to the outstanding indenture debt of NGSC, NGC, NGSC and Litton covenant and agree to and with the Trustee, for the equal and proportionate benefit of all present and future Holders of the Securities, as follows:

      1.  Guarantee of Outstanding Indenture Debt. Upon the execution and
          ---------------------------------------
delivery of the Guarantees to the Trustee, the obligations of Litton with respect to the Securities issued pursuant to the Senior Indenture, including, but not limited to, the payment of principal and interest on the Securities and the payment of all other amounts due under the Senior Indenture, will be unconditionally guaranteed by NGC and NGSC as provided in the Guarantees.

      2.  Acknowledgment of Trustee.
          -------------------------

          The Trustee hereby acknowledges receipt of the following documents pursuant to the provisions of the Senior Indenture:

          (a) An Officers' Certificate of Litton stating that, among other things, to the knowledge of the signing officers, all conditions precedent provided for in the Senior Indenture relating to the execution and delivery of this Supplemental Indenture have been complied with.

          (b) A Certificate of Board Resolution certifying the adoption of certain resolutions by the board of directors of Litton.

          (c) An Opinion of Counsel specifying, among other things, that all conditions precedent provided for in the Senior Indenture relating to the execution and delivery of this Supplemental Indenture have been complied with.

      3.  Incorporation by Reference.
          --------------------------

          This Supplemental Indenture shall be construed as supplemental to the Senior Indenture and shall form a part thereof. The Senior Indenture is hereby incorporated by reference herein and is hereby ratified, approved, and confirmed.

      4.  Effect of Headings.
          ------------------
          The headings herein are for convenience and reference only, are not to be considered a part hereof, and shall not affect the construction hereof.

      5.  Successors and Assigns.
          ----------------------
          All covenants and agreements in this Supplemental Indenture by NGC, NGSC and Litton shall bind their successors and assigns, whether so expressed or not.

      6.  Separability Clause.
          -------------------

          In case any provision in this Supplemental Indenture or in the Guarantees shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      7.  Governing Law.
          -------------

          This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any otherwise governing principles of conflicts of law.

      8.  Additional Supplemental Indentures.
          ----------------------------------

          Nothing contained herein shall alter or impair the rights of the parties to enter into one or more additional supplemental indentures in the manner provided in the Senior Indenture.

      9.  Counterparts.
          ------------

          This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                           [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of April ___, 2001

                                     LITTON INDUSTRIES, INC.



                                     -------------------------------------------
                                     By:  Albert F. Myers
                                     Its: Corporate Vice President and Treasurer

Attest:


----------------------------------
By:  John H. Mullan
Its: Corporate Vice President and
Secretary

                                     THE BANK OF NEW YORK, as Trustee



                                     -------------------------------------------
                                     By:
                                     Its:

Attest:


----------------------------------
By:
Its:

                                     NORTHROP GRUMMAN CORPORATION



                                     ------------------------------------------
                                     By:  Albert F. Myers
                                     Its: Corporate Vice President and Treasurer

Attest:


----------------------------------
By:  John H. Mullan
Its: Corporate Vice President and
Secretary

                                     NORTHROP GRUMMAN SYSTEMS CORPORATION



                                     -------------------------------------------
                                     By:  Albert F. Myers
                                     Its: Corporate Vice President and Treasurer

Attest:


-------------------------------------
By:  John H. Mullan
Its: Corporate Vice President and
Secretary

                                   EXHIBIT A

                   GUARANTEE BY NORTHROP GRUMMAN CORPORATION

                                   GUARANTEE
                                   ---------

                      (NGC of Litton 1991 Indenture Debt)


          GUARANTEE dated as of ______________, 2001 (this "Guarantee") made by
                                                            ---------
Northrop Grumman Corporation, a Delaware corporation (formerly NNG, Inc.) ("Guarantor"), in favor of and for the benefit of The Bank of New York, as
  ---------
trustee (the "Trustee") for the Holders (as such term is defined in the
              -------
Indenture referred to below) of the 7.75% Debentures due 2026 and the 6.98% Debentures due 2036 (collectively, the "Securities") of Litton Industries, Inc.
                                        ----------
(the "Company").
      -------

          WHEREAS, the Company has entered into a Senior Indenture dated as of December 15, 1991 between the Company and the Trustee (as amended, modified and supplemented from time to time with respect to the Securities, the "Indenture").
                                                                    ---------
Capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture; and

          WHEREAS, the Company is a subsidiary of the Guarantor.

          NOW, THEREFORE, in consideration of the foregoing, the Guarantor hereby agrees as follows:

          SECTION 1. Guarantee; Limitation of Liability.
                     ----------------------------------

          (a) The Guarantor irrevocably and unconditionally guarantees as a primary obligor and not merely as a surety, to the Trustee and to each Holder of a Security authenticated and delivered by the Trustee the due and punctual payment of the principal of and any premium and interest on such Security (including, in case of default, interest on overdue principal and interest) and including any additional interest required to be paid according to the terms of the Securities or the Indenture, when due, whether at stated maturity, upon redemption or repayment, upon declaration of acceleration or otherwise according to the terms of the Securities or the Indenture and the due and punctual performance of all other obligations of the Company to such Holder or the Trustee, all in accordance with the terms of the Securities and the Indenture (such obligations being the "Guaranteed Obligations"), and agrees to pay any and
                             ----------------------
all expenses (including reasonable counsel fees and expenses) incurred by such Holder or the Trustee in enforcing any rights under this Guarantee. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to such Holder or the Trustee under the Securities or the Indenture but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company because it is the intention of the Guarantor, the Trustee and the Holders that the Guaranteed

Obligations should be determined without regard to any rule of law or order that might relieve the Company of any portion of the Guaranteed Obligations.

          (b) Notwithstanding anything to the contrary in this Agreement, the Guarantor hereby, and the Trustee and each Holder by accepting the benefits of this Guarantee, confirms that it is its intention that the guarantee by the Guarantor pursuant to this Guarantee together with each other guarantee by such Guarantor of Participating Indebtedness (as defined below) shall not constitute a fraudulent transfer or conveyance for purposes of any applicable provisions of Title 11 of the United States Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, or any similar federal or state law. To effectuate the foregoing intention, the obligations of the Guarantor under this Guarantee and each other guarantee of Participating Indebtedness shall be limited, collectively, to such maximum amount as will, after giving effect to such maximum amount and all other liabilities of such Guarantor, contingent or otherwise, that are relevant under such laws, and after giving effect to any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to any agreement, result in the obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance. The Trustee and each Holder by accepting the benefits of this Guarantee confirms its intention that, in the event of a bankruptcy, reorganization or other similar proceeding of the Guarantor in which concurrent claims are made upon such Guarantor hereunder and under any other guarantee of Participating Indebtedness, to the extent such claims will not be fully satisfied, each such claimant with a valid claim against the Guarantor shall be entitled to a ratable share of all payments by such Guarantor in respect of such concurrent claims. For purposes of this Section l(b), "Participating Indebtedness" means any Indebtedness (as defined below) of the Company that is guaranteed by such Guarantor pursuant to a guarantee (i) the incurrence of which is not prohibited by the terms of the Indenture or any agreement governing any other Participating Indebtedness then outstanding (or, if so prohibited by the Indenture or any such agreement, is permitted as a result of a consent or waiver thereunder) and (ii) that contains a limitation of liability and confirmation of intention regarding ratability of payments on substantially the terms set forth in this Section l(b). "Indebtedness" means any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit and, to the extent not otherwise included, the guarantee by the Company of any indebtedness of any other Person.

          (c) Anything contained herein to the contrary notwithstanding, the liability of the Company in respect of the Securities guaranteed by the Guarantor hereunder shall not be limited by the terms of Section l(b).

          SECTION 2. Guarantee Absolute. The Guarantor guarantees that the
                     ------------------
Guaranteed Obligations will be paid or performed strictly in accordance with the terms of the Securities and the Indenture, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Holder with respect thereto. The obligations of the Guarantor under this Guarantee are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against such Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions. The liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Securities or the Indenture or any agreement or instrument relating to the Securities or the Indenture or any failure to enforce the provisions thereof;

          (b) any renewal, extension or other change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to the departure from the Securities or the Indenture;

          (c) any settlement, compromise, release or discharge, or acceptance or refusal of any offer of performance with respect to, or any substitution for, the Guaranteed Obligations or any agreement related thereto and/or any subordination of the payment of the same to the payment of any other obligations;

          (d) any taking, exchange, release or non-perfection of any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (each a "Lien"), in any real or personal property to secure payment or performance
      ----
     of any or all of the Guaranteed Obligations (whether now or hereafter granted, the "Collateral"), or any taking, release, amendment, waiver of,
                   ----------
     or consent to the departure from, any other guarantee, for all or any of the Guaranteed Obligations;

          (e) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other assets of the Company or any Subsidiary;

          (f) any change, restructuring or termination of the corporate structure or existence of the Company or any Subsidiary; or

          (g) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Company or the Guarantor of the Guaranteed Obligations.

          This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Holder or the Trustee upon the insolvency, bankruptcy or reorganization of the Company or for any other reason, all as though such payment had not been made. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between such Guarantor on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby and (ii) in the event of any declarations of acceleration of such obligations as provided in Article Five of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee. In addition, without limiting the foregoing provision, upon effectiveness of an acceleration under Article Five of the Indenture, the Trustee shall promptly make a demand for payment on the Securities under this Guarantee provided for hereunder and not discharged.

          SECTION 3. Waivers.
                     -------

          (a) The Guarantor hereby waives: (i) promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guarantee, (ii) any requirement to file any claims with a court in the event of merger or bankruptcy of the Company or any guarantor of the Guaranteed Obligations, (iii) any right to require a proceeding first against the Company or any other guarantor of the Guaranteed Obligations,
(iv) the benefit of discussion or protest or notice with respect to any such Securities or the Indebtedness evidenced thereby, (v) any requirement that any Holder or the Trustee protect, secure, perfect or insure any Lien or any Collateral subject thereto or exhaust any right or take any action against the Company or any other Person or any Collateral, (vi) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Company, (vii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of the principal, (viii) any defense based upon any errors or omissions of the Trustee or the Holders' administration of the Guaranteed Obligations, and (ix) any rights to set-offs, recoupments and counterclaims.

          (b) The Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Securities or the Indenture, the transactions contemplated thereby or the actions of the Trustee in the negotiation, administration, performance or enforcement thereof.

          SECTION 4. Financial Condition of the Company. The Guarantor
                     ----------------------------------
represents and warrants that it is presently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. The Guarantor hereby covenants that it will continue to keep itself informed of the Company's financial condition and of all other circumstances which bear upon the risk of nonpayment and hereby waives any duty on the part of the Trustee or any Holder to disclose or discuss with such Guarantor its assessment, or such Guarantor's assessment, of the financial condition of the Company.

          SECTION 5. Subrogation. The Guarantor will not exercise any rights
                     -----------
that it may acquire by way of subrogation under this Guarantee, by any payment made hereunder or otherwise, until all the Guaranteed Obligations shall have been indefeasibly paid in full in cash. If any amount shall be paid to the Guarantor on account of any such subrogation rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Holders and the Trustee and shall forthwith be paid to the Trustee, on behalf of the Holders, to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

          SECTION 6. Amendments, Etc. No amendment or waiver of any provision
                     ----------------
of this Guarantee and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Trustee, on behalf of the Holders, pursuant to the provisions of Article Nine of the Indenture, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 7. Notices, Etc. All notices and other communications
                     -------------
provided for hereunder shall be in writing and delivered in person or mailed by first-class mail, if to the Guarantor, addressed to it at the address of the Company at 1840 Century Park East, Los Angeles, California 90067, Attention:
Corporate Vice President and Secretary, if to any Holder, addressed to it c/o the Trustee at 101 Barclay Street, Floor 21 West, New York, New York 10286,
Attention: Corporate Trust Administration, and if to the Trustee, addressed to it at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention:
Corporate Trust Administration, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed by first class mail, be effective when deposited in the first class mails.

          SECTION 8. No Waiver; Remedies. No failure on the part of any Holder
                     -------------------
or the Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.   Continuing Guarantee.  This Guarantee is a continuing
                       --------------------
guarantee and shall (a) remain in full force and effect until the earlier of the payment in full (including deemed payment pursuant to Section 403 of the Indenture) of the Guaranteed Obligations and all other amounts payable under this Guarantee, and the termination of this Guarantee pursuant to Section 10 of this Guarantee, (b) subject to the terms hereof, be binding upon the Guarantor, its respective successors and assigns and (c) inure to the benefit of and be enforceable by each Holder and the Trustee and their respective successors, transferees and assigns.

          SECTION 10.  Guarantor May Consolidate, Etc., on Certain Terms. Except
                       -------------------------------------------------
with the consent of the Holders of Securities as provided in the Indenture, the Guarantor may not consolidate with or merge into any other Person or transfer (by lease, assignment, sale or otherwise) all or substantially all its properties and assets to another Person or group of affiliated Persons, unless:

          (a) any successor entity is a corporation, partnership or trust organized and validly existing under the laws of the United States or any state thereof;

          (b) the successor entity assumes the Guarantor's obligations under this Guarantee;

          (c) after giving effect to the transaction, no Event of Default, and no event which, after notice and lapse of time, or both, would become an Event of Default, has occurred and is continuing; and

          (d) the Guarantor delivers to the Trustee certificates and opinions to the effect that the transaction complies with the Indenture.

          Upon any such consolidation or merger or conveyance, transfer or lease of substantially all the properties and assets of the Guarantor any person, the successor person will succeed to, and be substituted for, such Guarantor under the Indenture and this Guarantee, and the Guarantor, except in the case of a lease of its properties and assets substantially as an entirety, will be discharged and released from all obligations and covenants under the Indenture and this Guarantee.

          SECTION 13.  Governing Law.  This Guarantee shall be governed by, and
                       -------------
construed in accordance with, the law of the State of New York, without regard to any otherwise governing principles of conflicts of law.

          SECTION 14.  Counterparts.  This Guarantee may be executed in one or
                       ------------
more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                           NORTHROP GRUMMAN
                                           CORPORATION (formerly NNG, Inc.)

                                           By _________________________________
                                              Albert F. Myers,
                                              Corporate Vice President and
                                              Treasurer

                                           Attest:

                                           By__________________________________

                                              John H. Mullan,
                                              Corporate Vice President and
                                              Secretary

                                   EXHIBIT B

               GUARANTEE BY NORTHROP GRUMMAN SYSTEMS CORPORATION

                                   GUARANTEE
                                   ---------

                      (NGSC of Litton 1991 Indenture Debt)


          GUARANTEE dated as of ______________, 2001 (this "Guarantee") made by
                                                            ---------
Northrop Grumman Systems Corporation, a Delaware corporation (formerly Northrop Grumman Corporation) ("Guarantor"), in favor of and for the benefit of The Bank
                       ---------
of New York, as trustee (the "Trustee") for the Holders (as such term is defined
                              -------
in the Indenture referred to below) of the 7.75% Debentures due 2026 and the 6.98% Debentures due 2036 (collectively, the "Securities") of Litton Industries,
                                              ----------
Inc. (the "Company").
           -------

          WHEREAS, the Company has entered into a Senior Indenture dated as of December 15, 1991 between the Company and the Trustee (as amended, modified and supplemented from time to time with respect to the Securities, the "Indenture").
                                                                    ---------
Capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture; and

          WHEREAS, the Guarantor and the Company are both subsidiaries of Northrop Grumman Corporation (formerly NNG, Inc.); and

          WHEREAS, in consideration for the guarantee of the Securities by the Guarantor, the Company has agreed to guarantee certain outstanding indenture debt of the Guarantor.

          NOW, THEREFORE, in consideration of the foregoing, the Guarantor hereby agrees as follows:

          SECTION 1.  Guarantee; Limitation of Liability.
                      ----------------------------------

          (a) The Guarantor irrevocably and unconditionally guarantees as a primary obligor and not merely as a surety, to the Trustee and to each Holder of a Security authenticated and delivered by the Trustee the due and punctual payment of the principal of and any premium and interest on such Security (including, in case of default, interest on overdue principal and interest) and including any additional interest required to be paid according to the terms of the Securities or the Indenture, when due, whether at stated maturity, upon redemption or repayment, upon declaration of acceleration or otherwise according to the terms of the Securities or the Indenture and the due and punctual performance of all other obligations of the Company to such Holder or the Trustee, all in accordance with the terms of the Securities and the Indenture (such obligations being the "Guaranteed Obligations"), and agrees to pay any and
                             ----------------------
all expenses (including reasonable counsel fees and expenses) incurred by such Holder or the Trustee in enforcing any rights under this Guarantee. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to such Holder or the Trustee under the Securities or the Indenture but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company because it is the intention of the Guarantor, the Trustee and the Holders that the Guaranteed Obligations should be determined without regard to any rule of law or order that might relieve the Company of any portion of the Guaranteed Obligations.

          (b) Notwithstanding anything to the contrary in this Agreement, the Guarantor hereby, and the Trustee and each Holder by accepting the benefits of this Guarantee, confirms that it is its intention that the guarantee by the Guarantor pursuant to this Guarantee together with each other guarantee by such Guarantor of Participating Indebtedness (as defined below) shall not constitute a fraudulent transfer or conveyance for purposes of any applicable provisions of Title 11 of the United States Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, or any similar federal or state law. To effectuate the foregoing intention, the obligations of the Guarantor under this Guarantee and each other guarantee of Participating Indebtedness shall be limited, collectively, to such maximum amount as will, after giving effect to such maximum amount and all other liabilities of such Guarantor, contingent or otherwise, that are relevant under such laws, and after giving effect to any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to any agreement, result in the obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance. The Trustee and each Holder by accepting the benefits of this Guarantee confirms its intention that, in the event of a bankruptcy, reorganization or other similar proceeding of the Guarantor in which concurrent claims are made upon such Guarantor hereunder and under any other guarantee of Participating Indebtedness, to the extent such claims will not be fully satisfied, each such claimant with a valid claim against the Guarantor shall be entitled to a ratable share of all payments by such Guarantor in respect of such concurrent claims. For purposes of this Section l(b), "Participating Indebtedness" means any Indebtedness (as defined below) of the Company that is guaranteed by such Guarantor pursuant to a guarantee (i) the incurrence of which is not prohibited by the terms of the Indenture or any agreement governing any other Participating Indebtedness then outstanding (or, if so prohibited by the Indenture or any such agreement, is permitted as a result of a consent or waiver thereunder) and (ii) that contains a limitation of liability and confirmation of intention regarding ratability of payments on substantially the terms set forth in this Section l(b). "Indebtedness" means any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit and, to the extent not otherwise included, the guarantee by the Company of any indebtedness of any other Person.

          (c) Anything contained herein to the contrary notwithstanding, the liability of the Company in respect of the Securities guaranteed by the Guarantor hereunder shall not be limited by the terms of Section l(b).

          SECTION 2.  Guarantee Absolute.  The Guarantor guarantees that the
                      ------------------
Guaranteed Obligations will be paid or performed strictly in accordance with the terms of the Securities and the Indenture, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Holder with respect thereto. The obligations of the Guarantor under this Guarantee are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against such Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions. The liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Securities or the Indenture or any agreement or instrument relating to the Securities or the Indenture or any failure to enforce the provisions thereof;

          (b) any renewal, extension or other change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to the departure from the Securities or the Indenture;

          (c) any settlement, compromise, release or discharge, or acceptance or refusal of any offer of performance with respect to, or any substitution for, the Guaranteed Obligations or any agreement related thereto and/or any subordination of the payment of the same to the payment of any other obligations;

          (d) any taking, exchange, release or non-perfection of any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (each a "Lien"), in any real or personal property to secure payment or performance
      ----
     of any or all of the Guaranteed Obligations (whether now or hereafter granted, the "Collateral"), or any taking, release, amendment, waiver of,
                   ----------
     or consent to the departure from, any other guarantee, for all or any of the Guaranteed Obligations;

          (e) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other assets of the Company or any Subsidiary;

          (f) any change, restructuring or termination of the corporate structure or existence of the Company or any Subsidiary; or

          (g) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Company or the Guarantor of the Guaranteed Obligations.

          This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Holder or the Trustee upon the insolvency, bankruptcy or reorganization of the Company or for any other reason, all as though such payment had not been made. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between such Guarantor on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby and (ii) in the event of any declarations of acceleration of such obligations as provided in Article Five of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee. In addition, without limiting the foregoing provision, upon effectiveness of an acceleration under Article Five of the Indenture, the Trustee shall promptly make a demand for payment on the Securities under this Guarantee provided for hereunder and not discharged.

          SECTION 3. Waivers.
                     -------

          (a) The Guarantor hereby waives: (i) promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guarantee, (ii) any requirement to file any claims with a court in the event of merger or bankruptcy of the Company or any guarantor of the Guaranteed Obligations, (iii) any right to require a proceeding first against the Company or any other guarantor of the Guaranteed Obligations,
(iv) the benefit of discussion or protest or notice with respect to any such Securities or the Indebtedness evidenced thereby, (v) any requirement that any Holder or the Trustee protect, secure, perfect or insure any Lien or any Collateral subject thereto or exhaust any right or take any action against the Company or any other Person or any Collateral, (vi) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Company, (vii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of the principal, (viii) any defense based upon any errors or omissions of the Trustee or the Holders' administration of the

Guaranteed Obligations, and (ix) any rights to set-offs, recoupments and counterclaims.

          (b) The Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Securities or the Indenture, the transactions contemplated thereby or the actions of the Trustee in the negotiation, administration, performance or enforcement thereof.

          SECTION 4.  Financial Condition of the Company.  The Guarantor
                      ----------------------------------
represents and warrants that it is presently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. The Guarantor hereby covenants that it will continue to keep itself informed of the Company's financial condition and of all other circumstances which bear upon the risk of nonpayment and hereby waives any duty on the part of the Trustee or any Holder to disclose or discuss with such Guarantor its assessment, or such Guarantor's assessment, of the financial condition of the Company.

          SECTION 5.  Subrogation.  The Guarantor will not exercise any rights
                      -----------
that it may acquire by way of subrogation under this Guarantee, by any payment made hereunder or otherwise, until all the Guaranteed Obligations shall have been indefeasibly paid in full in cash. If any amount shall be paid to the Guarantor on account of any such subrogation rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Holders and the Trustee and shall forthwith be paid to the Trustee, on behalf of the Holders, to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

          SECTION 6.  Amendments, Etc.  No amendment or waiver of any provision
                      ----------------
of this Guarantee and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Trustee, on behalf of the Holders, pursuant to the provisions of Article Nine of the Indenture, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 7.  Notices, Etc.  All notices and other communications
                      -------------
provided for hereunder shall be in writing and delivered in person or mailed by first-class mail, if to the Guarantor, addressed to it at the address of the Company at 1840 Century Park East, Los Angeles, California 90067, Attention:
Corporate Vice President and Secretary, if to any Holder, addressed to it c/o the Trustee at 101 Barclay Street, Floor 21 West, New York, New York 10286,
Attention: Corporate Trust Administration, and if to the Trustee, addressed to it at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention:
Corporate Trust Administration, or as
to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed by first class mail, be effective when deposited in the first class mails.

          SECTION 8.  No Waiver; Remedies.  No failure on the part of any Holder
                      -------------------
or the Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.  Continuing Guarantee.  This Guarantee is a continuing
                      --------------------
guarantee and shall (a) remain in full force and effect until the earlier of the payment in full (including deemed payment pursuant to Section 403 of the Indenture) of the Guaranteed Obligations and all other amounts payable under this Guarantee, and the termination of this Guarantee pursuant to Section 10 of this Guarantee, (b) subject to the terms hereof, be binding upon the Guarantor, its respective successors and assigns and (c) inure to the benefit of and be enforceable by each Holder and the Trustee and their respective successors, transferees and assigns.

          SECTION 10. Guarantor May Consolidate, Etc., on Certain Terms. Except
                      -------------------------------------------------
with the consent of the Holders of Securities as provided in the Indenture, the Guarantor may not consolidate with or merge into any other Person or transfer (by lease, assignment, sale or otherwise) all or substantially all its properties and assets to another Person or group of affiliated Persons, unless:

          (a) any successor entity is a corporation, partnership or trust organized and validly existing under the laws of the United States or any state thereof;

          (b) the successor entity assumes the Guarantor's obligations under this Guarantee;

          (c) after giving effect to the transaction, no Event of Default, and no event which, after notice and lapse of time, or both, would become an Event of Default, has occurred and is continuing; and

          (d) the Guarantor delivers to the Trustee certificates and opinions to the effect that the transaction complies with the Indenture.

          Upon any such consolidation or merger or conveyance, transfer or lease of substantially all the properties and assets of the Guarantor any person, the successor person will succeed to, and be substituted for, such Guarantor under the Indenture and this Guarantee, and the Guarantor, except in the case of a lease of its properties and assets substantially as an entirety, will be discharged and released from all obligations and covenants under the Indenture and this Guarantee.

          SECTION 13. Governing Law.  This Guarantee shall be governed by, and
                      -------------
construed in accordance with, the law of the State of New York, without regard to any otherwise governing principles of conflicts of law.

          SECTION 14. Counterparts.  This Guarantee may be executed in one or
                      ------------
more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                           NORTHROP GRUMMAN SYSTEMS CORPORATION
                                           (formerly Northrop Grumman
                                           Corporation)

                                           By __________________________________
                                              Albert F. Myers,
                                              Corporate Vice President and
                                              Treasurer

                                           Attest:

                                           By __________________________________
                                              John H. Mullan,
                                              Corporate Vice President and
                                              Secretary